EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer Tremont Opportunity Fund, LLC (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended 03/31/2007 (the "Form N-CSR") fully complies with the requirements of
    Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 anD is not being filed as part of the Form N-CSR filed with the Commission.


Principal Executive Officer                      Principal Financial Officer

Oppenheimer Tremont Opportunity                  Oppenheimer Tremont Opportunity
Fund, LLC                                        Fund, LLC


/s/ John V. Murphy                               /s/ Brian W. Wixted
------------------------------                   -------------------------------
John V. Murphy                                   Brian W. Wixted

Date: 05/14/2007                                 Date: 05/14/2007